Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

HENNESSY LARGE CAP FINANCIAL FUND
Investor Class HLFNX

Summary Prospectus, February 28, 2014

hennessyfunds.com | 1-800-966-4354

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus, as supplemented from time to time, and other information about the Fund online at hennessyfunds.com.  You can also get this information at no cost by calling 1-800-966-4354 or by sending an e-mail request to fundsinfo@hennessyfunds.com.  The Fund’s prospectus and statement of additional information, both dated February 28, 2014, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Hennessy Large Cap Financial Fund seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Sales charge (load)	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	1.57%

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$160	$496	$855	$1,867

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategy

Under normal market conditions, the Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of large capitalization (“large-cap”) companies “principally engaged” in the business of financial services including, but not limited to, commercial banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, insurance companies, real estate and leasing companies, holding companies for each of the foregoing types of business, or companies that combine some or all of these businesses.  The Fund’s policy of investing at least 80% of its net assets in large-cap companies principally engaged in financial services may only be changed upon 60 days notice to shareholders.  The Fund considers a large-cap company to be one that has a market capitalization of $3 billion or more, measured at the time of purchase.  An issuer is “principally engaged” in the business of providing financial services if at least 50% of its assets, gross income, or net profits are committed to, or derived from, financial services activities.  Financial services activities are activities primarily related to consumer and commercial banking, insurance, securities and investments, specialty finance and real estate.  The Fund may also invest in companies in the information technology industries that primarily provide products and/or services to companies in the financial services group of industries. The Fund may invest up to 20% of its net assets in companies with smaller market capitalizations or companies outside of the financial group of industries.  Investments will consist primarily of common stocks, but may include preferred stocks, warrants and convertible bonds.

When evaluating securities to purchase, the Portfolio Manager generally looks for companies that have low price-to-earnings ratios and low price-to-book ratios relative to the financial services group of industries.

The Fund will not invest more than 5% of its total assets in the equity-related securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, forecasts for the issuer's industry and the value of the issuer's assets.

Temporary Defensive Positions Risk:  The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations.

Large-Sized Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Small- and Medium-Sized Companies Risk:  The Fund invests in small- and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

Industry Concentration Risk:  The Fund concentrates its investments within the financial services group of industries.  Because of its narrow industry focus, the performance of the Fund is tied closely to and affected by developments in the financial services group of industries, such as the possibility that government regulation will negatively impact companies involved in the financial services group of industries.  Financial services companies can be influenced by adverse effects of volatile interest rates and other factors. The Fund may incur a loss on an investment in the securities issued by these institutions.

Non-Diversification Risk:  The Fund is non-diversified, meaning it is likely to invest in fewer stocks than a diversified fund. The Fund may be more volatile because each stock in which it invests will have greater impact on the Fund’s performance.

Performance Information

The Fund is a successor to the FBR Large Cap Financial Fund (the “Predecessor Large Cap Financial Fund”) pursuant to a reorganization that took place after the close of business on October 26, 2012.  The performance information provided for the periods on or prior to October 26, 2012 is historical information for the Predecessor Large Cap Financial Fund.  The Predecessor Large Cap Financial Fund was managed by FBR Fund Advisers, Inc. and had the same investment objective and substantially similar investment strategy as the Fund.

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, as well as an additional index that reflects the market sectors in which the Fund invests, the Russell 1000® Index and the Russell 1000® Financial Services Index.  For additional information on these indexes, please see “Index Descriptions” on page 66 of the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future.  Updated performance information is available on the Fund’s website (hennessyfunds.com).

CALENDAR YEAR TOTAL RETURNS

For the period shown in the bar chart, the Fund’s highest quarterly return was 27.66% for the quarter ended September 30, 2009 and the lowest quarterly return was -21.49% for the quarter ended September 30, 2011.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2013)
	One	Five	Ten
	Year	Year	Year
Hennessy Large Cap
Financial Fund

Returns before taxes	42.03%	16.22%	5.33%

Returns after taxes
on distributions	41.06%	16.05%	4.24%

Returns after taxes on
distributions and sale
of fund shares	24.54%	13.13%	4.31%

Russell 1000®
Financial Services Index
(reflects no deduction for
fees, expenses or taxes)	34.80%	14.91%	1.68%

Russell 1000® Index
(reflects no deduction for
fees, expenses or taxes)	33.11%	18.59%	7.78%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

The Fund’s indices have changed.  Previously, the Fund used the KBW Bank Index as its primary index and the S&P 500 Index as its secondary index.  The Fund will now use the Russell 1000® Financial Services Index as its primary index and the Russell 1000® Index as its secondary index.  The Fund changed its primary index to the Russell 1000® Financial Services Index because it more closely reflects the types of companies held in the Fund’s portfolio, and the Fund changed its secondary index to the Russell 1000® Index because it more closely reflects the asset size of the holdings of the Fund’s portfolio.  The average annual total returns of the KBW Bank Index for the one-year, five-year and ten-year periods ended December 31, 2013 were 37.75%, 11.25%, and (0.72)%, respectively.  The average annual total returns of the S&P 500 Index for the one-year, five-year and ten-year periods ended December 31, 2013 were 32.39%, 17.94%, and 7.41%, respectively.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Manager

David H. Ellison and Ryan Kelley are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Ellison serves as Portfolio Manager to the Fund and has served in this capacity since inception. Mr. Kelley serves as Co-Portfolio Manager of the Fund and has served in this capacity since March 2013.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to shareholders who invest directly in the Funds or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with a Fund.

To purchase shares of the Funds, you may contact your broker-dealer or other financial intermediary. To purchase shares directly with Hennessy Funds, or for assistance with completing your application, you should call 1-800-966-4354 or 1-415-899-1555 between 9:00 a.m. and 7:00 p.m. Eastern time/6:00 a.m. and 4:00 p.m. Pacific time.  You may buy shares of the Funds each day the New York Stock Exchange (NYSE) is open.

The minimum initial investment in Investor Class shares of a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts.  The minimum initial investment in Institutional Class shares of a Fund is $250,000.  For corporate sponsored retirement plans, there is no minimum initial investment.  There is no subsequent minimum investment requirement for the Funds.  A $100 minimum exists for each additional investment made through the Automatic Investment Plan for each Fund.  The Funds may waive the minimum investment requirements from time to time.  Investors purchasing the Funds through financial intermediaries’ asset based fee programs may have the above minimums waived by their intermediary, since the intermediary, rather than the Funds, absorbs the increased costs of small purchases.

You may redeem shares of the Funds each day the NYSE is open.  You may redeem Fund shares by mail (Hennessy Funds, c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), or by calling the Transfer Agent for the Funds at 1-800-261-6950 or 1-414-765-4124 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time.  Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Funds may be placed.

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.